                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               February 17, 1998
                  -------------------------------------------
                                 Date of Report
                       (Date of Earliest Event Reported)


                            TAVA Technologies, Inc.
           ---------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Colorado                      0-19167                 84-1042227
-------------------------------       -----------             ----------------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)        File No.)                I. D. Number)

  7887 E. Belleview Avenue, Suite 820
           Englewood, CO                                   80111
---------------------------------------                  ----------
(Address of principal executive offices)                 (zip code)

                                 (303) 771-9794
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

A. On February 17, 1998 the Company announced results of operations for the quarter and six month period ended December 31, 1997. The Company's Press Release dated February 17, 1998, which is filed as Exhibit 20.1 hereto, is incorporated herein by reference.


B. TAVA Technologies, Inc. hereby supplements its Prospectus dated March 6, 1997, as follows:

                  TAVA TECHNOLOGIES, INC. (F/K/A TOPRO, INC.)
                     SUPPLEMENT DATED FEBRUARY 17, 1998 TO
                       THE PROSPECTUS DATED MARCH 6, 1997

     The following information known to TAVA Technologies, Inc. (the "Company") as of February 16, 1998 updates and supplements the information set forth in the "Selling Shareholders" section of the Company's March 6, 1997 Prospectus. The Supplement reflects a decrease of 78,870 shares in the number of shares offered by the Vision Engineering Corp. 401(k) Employee Retirement Plan and an increase of 22,093 in the number of shares offered by Royce Investment Group, Inc.

                              SELLING SHAREHOLDERS

     This Supplement updates the information as of February 16, 1998 for each Selling Shareholder named below. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.


                                Shares Beneficially  Number of Shares Sold  Number of Shares   Shares Beneficially
                                  Owned Prior to      to Date Pursuant to   Currently Offered      Owned After
Name                               Offering (1)         this Prospectus         Hereby             Offering (3)
----                            -------------------  ---------------------  -----------------  -------------------

Royce Investment Group, Inc.         142,240 (2)            120,147             22,093 (2)            -0-
Vision Engineering Corp. 401(k)      180,000                101,130              -0-                  -0-
Employee Retirement Plan

---------------------
 *  Less than 1 percent.

(1) Beneficial ownership is calculated in accordance with Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person of the class, but not deemed outstanding for the purpose of calculating the percentage owned of the class by any other person.

(2) Includes 4,982 shares issuable due to anti-dilution provisions of securities held by the Selling Shareholder.

(3) Assumes that all Shares registered hereby are sold by the Selling Shareholders.


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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits.  The following exhibit is filed with this Report:

     20.1     Press Release dated February 17, 1998



                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        TAVA Technologies, Inc.



Date: February 16, 1998                 By: /s/ John Jenkins
                                           ------------------------------------
                                            John Jenkins, President and CEO


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